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                                                                      EXHIBIT 21



IDEX CORPORATION
SUBSIDIARIES OF IDEX CORPORATION
10K EXHIBIT 21
2001


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                                                                                             JURISDICTION OF
                              SUBSIDIARY                                                      INCORPORATION
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
BAND-IT-IDEX, INC.                                                              DELAWARE
    BAND-IT COMPANY LTD.                                                        UNITED KINGDOM
    BAND-IT CLAMPS (ASIA) PTE., LTD.                                            SINGAPORE
    BAND-IT R.S.A. (PTY) LTD. (51% OWNED)                                       SOUTH AFRICA

CORKEN, INC.                                                                    DELAWARE

IDEX FINANCE, INC.                                                              DELAWARE
IDEX HOLDINGS, INC.                                                             DELAWARE
    FAST LLC                                                                    DELAWARE
        FAST SRL                                                                ITALY
            FAST IBERICA S.A.                                                   SPAIN
            FAST U.K. LTD.                                                      UNITED KINGDOM

FLUID MANAGEMENT, INC.                                                          DELAWARE
    FM INVESTMENT, INC.                                                         DELAWARE
    FM DELAWARE, INC.                                                           DELAWARE
        FLUID MANAGEMENT OPERATIONS LLC                                         DELAWARE
            FLUID MANAGEMENT EUROPE B.V.                                        NETHERLANDS
                FLUID MANAGEMENT U.K., LTD.                                     UNITED KINGDOM
                FLUID MANAGEMENT FRANCE SARL                                    FRANCE
                FLUID MANAGEMENT ESPANA SLU                                     SPAIN
                FLUID MANAGEMENT EASTERN EUROPE SP. Z  O.O.                     POLAND
            FLUID MANAGEMENT GMBH                                               GERMANY
            FLUID MANAGEMENT AUSTRALIA PTY., LTD.                               AUSTRALIA
            FLUID MANAGEMENT CANADA, INC.                                       CANADA
            FLUID MANAGEMENT SERVICOS E VENDAS LTD.                             BRAZIL

GAST MANUFACTURING, INC.                                                        MICHIGAN
    GAST ASIA, INC.                                                             MICHIGAN
    GAST MANUFACTURING COMPANY LTD.                                             UNITED KINGDOM

HALE PRODUCTS, INC.                                                             PENNSYLVANIA
    HALE PRODUCTS EUROPE GMBH                                                   GERMANY
    GODIVA PRODUCTS LTD.                                                        UNITED KINGDOM
        GODIVA LIMITED                                                          UNITED KINGDOM
            HALE PRODUCTS EUROPE LIMITED                                        UNITED KINGDOM
                GINSWAT LTD. (35% OWNED)                                        HONG KONG
    HALE PRODUCTS BET. GMBH                                                     GERMANY
    LUKAS HYDRAULIK VER. GMBH                                                   GERMANY
        LUKAS HYDRAULIK GMBH & CO. KG                                           GERMANY
    CLASS 1                                                                     DELAWARE

LIQUID CONTROLS, INC.                                                           DELAWARE
    LIQUID CONTROLS LLC                                                         ILLINOIS
        LIQUID CONTROLS (INDIA) PVT. LTD                                        INDIA
        JV ITALIA LLC (80%)                                                     ILLINOIS
            S.A.M.P.I. SRL.                                                     ITALY
        LIQUID CONTROLS ITALIANA S.R.L. (50%)                                   ITALY
        HEMINA S.P.A. (30%)                                                     ITALY

LUBRIQUIP, INC.                                                                 DELAWARE

MICROPUMP, INC.                                                                 DELAWARE
    MICROPUMP LIMITED                                                           UNITED KINGDOM
    ISMATEC SA                                                                  SWITZERLAND
            ISMATEC GMBH                                                        GERMANY
    TREBOR INTERNATIONAL, INC.                                                  UTAH

PULSAFEEDER, INC.                                                               DELAWARE
    PULSAFEEDER EUROPE B.V.                                                     NETHERLANDS
    IDEX ASIA PACIFIC PTE. LTD.                                                 SINGAPORE
    KNIGHT, INC.                                                                DELAWARE
        KNIGHT INTERNATIONAL B.V.                                               NETHERLANDS
            KNIGHT EQUIPMENT INTERNATIONAL B.V.                                 NETHERLANDS
        KNIGHT U.K. LTD.                                                        UNITED KINGDOM
        KNIGHT EQUIPMENT AUSTRALIA PTY., LTD.                                   AUSTRALIA
        KNIGHT EQUIPMENT (CANADA) LTD.                                          CANADA
        KNIGHT SOUTH EUROPE L.S.                                                SPAIN

SIGNFIX HOLDINGS LIMITED                                                        UNITED KINGDOM
    SIGNFIX LIMITED                                                             UNITED KINGDOM
        TESPA GMBH                                                              GERMANY

VIKING PUMP, INC.                                                               DELAWARE
    VIKING PUMP (EUROPE) LTD.                                                   IRELAND
    JOHNSON PUMP (UK) LTD.                                                      UNITED KINGDOM
    VIKING PUMP OF CANADA, INC.                                                 ONTARIO
    VIKING PUMP LATIN AMERICA S.A. DE C.V.                                      MEXICO

WARREN RUPP, INC.                                                               DELAWARE
    WARREN RUPP (EUROPE) LTD.                                                   UNITED KINGDOM
    BLAGDON PUMP HOLDINGS, LTD.                                                 UNITED KINGDOM
    VERSA-MATIC AB                                                              SWEDEN
        DOMINATOR PUMP AB                                                       SWEDEN
        VERSA-MATIC TOOL, INC.                                                  OHIO
            PUMPER PARTS LLC                                                    DELAWARE
            VERSA-MATIC ASIA SDN BHD (50%)                                      MALAYSIA

IDEX FOREIGN SALES CORP.                                                        BARBADOS
IDEX INDIA PRIVATE LTD                                                          INDIA
IDEX RECEIVABLE CORPORATION                                                     DELAWARE
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